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                                                                       Exhibit 5

LINCOLN                                                   LINCOLN CHOICEPLUS                             THE LINCOLN NATIONAL LIFE
[ChoicePlus Assurance(SM) LOGO]                         ASSURANCE(SM) (A SHARE)                              INSURANCE COMPANY
VARIABLE ANNUITY                                     VARIABLE ANNUITY APPLICATION                           FORT WAYNE, INDIANA

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   CONTRACT OWNER   MAXIMUM AGE OF CONTRACT OWNER IS 85.

__________________________________________________________________   _______________________________________________________________
Full legal name or trust name                                        Social Security number/TIN

__________________________________________________________________   _______________________________________   |_| Male
Street address (If PO Box, physical street address required)         Date of birth (mm/dd/yyyy)                |_| Female

__________________________________________________________________   _______________________________________________________________
City                      State                     ZIP              Home telephone number

                                                                                                               Is trust revocable?
__________________________________________________________________   _______________________________________   |_| Yes   |_| No
Trustee name (required for trusts)                                   Date of trust (required for trusts)

1b   JOINT CONTRACT OWNER   MAXIMUM AGE OF JOINT CONTRACT OWNER IS 85.

__________________________________________________________________   _______________________________________________________________
Full legal name                                                      Social Security number/TIN

__________________________________________________    |_| Male   |_| Female   |_| Spouse   |_| Non-Spouse
Date of Birth (mm/dd/yyyy)

2a   ANNUITANT   (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
                 MAXIMUM AGE OF ANNUITANT IS 85.

__________________________________________________________________   _______________________________________________________________
Full legal name                                                      Social Security number/TIN

__________________________________________________________________   _______________________________________   |_| Male
Street address                                                       Date of birth (mm/dd/yyyy)                |_| Female

__________________________________________________________________   _______________________________________________________________
City                    State                       ZIP              Home telephone number

2b   CONTINGENT ANNUITANT   MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85.

__________________________________________________________________   _______________________________________________________________
Full legal name                                                      Social Security number/TIN

3   BENEFICIARY(IES) OF CONTRACT OWNER (LIST ADDITIONAL BENEFICIARIES ON SEPARATE SHEET. IF LISTING CHILDREN, USE FULL LEGAL NAMES.)

____________________________________________________   __________________________________   _____________   ________________   ____%
Full legal/trust name   |_| Primary   |_| Contingent   Relationship to Contract Owner       Date of Birth   SSN/TIN

____________________________________________________________________________________________________________________________________
Beneficiary Address

____________________________________________________   __________________________________   _____________   ________________   ____%
Full legal/trust name   |_| Primary   |_| Contingent   Relationship to Contract Owner       Date of Birth   SSN/TIN

____________________________________________________________________________________________________________________________________
Beneficiary Address

____________________________________________________   __________________________________   _____________   ________________   ____%
Full legal/trust name   |_| Primary   |_| Contingent   Relationship to Contract Owner       Date of Birth   SSN/TIN

____________________________________________________________________________________________________________________________________
Beneficiary Address

__________________________________________________________________   _______________________________________   Is trust revocable?
Executor/Trustee name (required for trusts)                          Date of trust (required for trusts)       |_| Yes   |_| No

4    TYPE OF LINCOLN CHOICEPLUS ASSURANCE(SM) CONTRACT

NONQUALIFIED: |_| Initial contribution   OR  |_| 1035 exchange

TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): |_| Initial contribution, tax year _____   OR   |_| Transfer         OR   |_| Rollover
                                                                                             (to same market)          (to different
                                                                                                                        market)
PLAN TYPE (CHECK ONE):   |_| Roth IRA   |_| Traditional IRA
            |_| SEP   |_| Other+ _______________________   + Indicate plan year-end: _______________________
                                                                                             Month/Day

30070-APP 09/06                                                      ASSUREA-APP
                                                          30070-APP ASSUREA 3/07

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5a   ALLOCATION (THIS SECTION MUST BE COMPLETED. FIXED ACCOUNT AND DCA FIXED
     ACCOUNT NOT AVAILABLE IN ALASKA.)

Initial minimums: $1,500

FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 5b. IF NO ALLOCATIONS ARE SPECIFIED IN SECTION 5a OR 5b, THE ENTIRE AMOUNT WILL BE ALLOCATED TO THE LINCOLN VIP MONEY MARKET FUND PENDING INSTRUCTIONS FROM THE CONTRACT OWNER.

PLEASE ALLOCATE MY CONTRIBUTION OF: $ __________________________________________   OR $ ______________________________
                                      Initial contribution from previous carrier             Approximate amount

INTO THE FUND(S) BELOW    USE WHOLE PERCENTAGES

   LINCOLN PROFILE FUNDS                                            U.S. SMALL CAP STOCKS
   __________% Lincoln VIP Aggressive Profile Fund                  __________% AllianceBernstein VPS Small/Mid Cap Value Portfolio

   __________% Lincoln VIP Conservative Profile Fund                __________% Delaware VIP Trend Series

   __________% Lincoln VIP Moderate Profile Fund                    __________% DWS Small Cap Index VIP

   __________% Lincoln VIP Moderately Aggressive Profile Fund       __________% FTVIPT Franklin Small-Mid Cap Fund

   U.S. LARGE CAP STOCKS                                            __________% Lincoln VIP Growth Opportunities Fund

   __________% AllianceBernstein VPS Growth and Income Portfolio    INTERNATIONAL/GLOBAL

   __________% American Funds Growth Fund                           __________% AllianceBernstein VPS Global Technology Portfolio

   __________% American Funds Growth-Income Fund                    __________% AllianceBernstein VPS International Value Portfolio

   __________% Delaware VIP U.S. Growth Series                      __________% American Funds Global Growth Fund

   __________% Delaware VIP Value Series                            __________% American Funds Global Small Capitalization Fund

   __________% DWS Equity 500 Index VIP                             __________% American Funds International Fund

   __________% Fidelity VIP Contrafund Portfolio                    __________% Fidelity VIP Overseas Portfolio

   __________% Fidelity VIP Growth Portfolio                        __________% FTVIPT Templeton Growth Securities Fund

   __________% FTVIPT Mutual Shares Securities Fund                 __________% Lincoln VIP International Fund

   __________% Lincoln VIP Capital Appreciation Fund                BALANCED FUNDS

   __________% Lincoln VIP Core Fund                                __________% FTVIPT Franklin Income Securities Fund

   __________% Lincoln VIP Equity-Income Fund                       __________% Lincoln VIP Global Asset Allocation Fund

   __________% Lincoln VIP Growth and Income Fund                   __________% MFS Total Return Fund

   __________% Lincoln VIP Growth Fund                              FIXED INCOME

   __________% Lincoln VIP Social Awareness Fund                    __________% American Century VIP Inflation Protection

   __________% MFS Utilities Series                                 __________% Delaware VIP Capital Reserves Series

   U.S. MID CAP STOCKS                                              __________% Delaware VIP Diversified Income Series

   __________% Baron Capital Asset Fund                             __________% Delaware VIP High Yield Series

   __________% Delaware VIP REIT Series                             __________% FTVIPT Templeton Global Income Securities Fund

   __________% Fidelity VIP Mid Cap Portfolio                       __________% Lincoln VIP Bond Fund

   __________% Lincoln VIP Aggressive Growth Fund                   PRESERVATION OF CAPITAL

   __________% Neuberger Berman AMT Mid-Cap Growth Portfolio        __________% Fixed Account _________ years (1-10)

   __________% Neuberger Berman AMT Regency Portfolio               __________% Lincoln VIP Money Market Fund

                                                                    __________% DCA Fixed Account

                                                                              % TOTAL (must = 100%)
                                                                    ==========


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5b   DOLLAR COST AVERAGING (COMPLETE ONLY IF ELECTING DCA. DCA FIXED ACCOUNT NOT
     AVAILABLE IN ALASKA.)

$2,000 minimum required.

Total amount to DCA:   OR $ __________ MONTHLY amount to DCA:$ ___________    OVER THE FOLLOWING PERIOD: __________________
                                                                                                         MONTHS (6-60)

FROM THE FOLLOWING HOLDING ACCOUNT (check one):                 |_| DCA Fixed Account |_| Delaware VIP High Yield Series*

*    The DCA holding account and the DCA fund elected cannot    |_| Lincoln VIP Money Market Fund* |_| Lincoln VIP Bond Fund*
     be the same.


INTO THE FUND(S) BELOW   USE WHOLE PERCENTAGES

   LINCOLN PROFILE FUNDS                                            U.S. SMALL CAP STOCKS
   __________% Lincoln VIP Aggressive Profile Fund                  __________% Alliance Bernstein VPS Small/Mid Cap Value Portfolio

   __________% Lincoln VIP Conservative Profile Fund                __________% Delaware VIP Trend Series

   __________% Lincoln VIP Moderate Profile Fund                    __________% DWS Small Cap Index VIP

   __________% Lincoln VIP Moderately Aggressive Profile Fund       __________% FTVIPT Franklin Small-Mid Cap Fund

   U.S. LARGE CAP STOCKS                                            __________% Lincoln VIP Growth Opportunities Fund

   __________% Alliance Bernstein VPS Growth and Income Portfolio   INTERNATIONAL/GLOBAL

   __________% American Funds Growth Fund                           __________% Alliance Bernstein VPS Global Technology Portfolio

   __________% American Funds Growth-Income Fund                    __________% Alliance Bernstein VPS International Value Portfolio

   __________% Delaware VIP U.S. Growth Series                      __________% American Funds Global Growth Fund

   __________% Delaware VIP Value Series                            __________% American Funds Global Small Capitalization Fund

   __________% DWS Equity 500 Index VIP                             __________% American Funds International Fund

   __________% Fidelity VIP Contrafund Portfolio                    __________% Fidelity VIP Overseas Portfolio

   __________% Fidelity VIP Growth Portfolio                        __________% FTVIPT Templeton Growth Securities Fund

   __________% FTVIPT Mutual Shares Securities Fund                 __________% Lincoln VIP International Fund

   __________% Lincoln VIP Capital Appreciation Fund                BALANCED FUNDS

   __________% Lincoln VIP Core Fund                                __________% FTVIPT Franklin Income Securities Fund

   __________% Lincoln VIP Equity-Income Fund                       __________% Lincoln VIP Global Asset Allocation Fund

   __________% Lincoln VIP Growth and Income Fund                   __________% MFS Total Return Fund

   __________% Lincoln VIP Growth Fund                              FIXED INCOME

   __________% Lincoln VIP Social Awareness Fund                    __________% American Century VIP Inflation Protection

   __________% MFS Utilities Series                                 __________% Delaware VIP Capital Reserves Series

   U.S. MID CAP STOCKS                                              __________% Delaware VIP Diversified Income Series

   __________% Baron Capital Asset Fund                             __________% Delaware VIP High Yield Series

   __________% Delaware VIP REIT Series                             __________% FTVIPT Templeton Global Income Securities Fund

   __________% Fidelity VIP Mid Cap Portfolio                       __________% Lincoln VIP Bond Fund

   __________% Lincoln VIP Aggressive Growth Fund                   PRESERVATION OF CAPITAL

   __________% Neuberger Berman AMT Mid-Cap Growth Portfolio        __________% Lincoln VIP Money Market Fund

   __________% Neuberger Berman AMT Regency Portfolio                         % TOTAL (must = 100%)
                                                                    ==========

FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA CONTRIBUTION.


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5c   CROSS-REINVESTMENT OR PORTFOLIO REBALANCING

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form (28887CP).

6    BENEFIT OPTIONS

     DEATH BENEFITS

     Select one: (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE GUARANTEE OF PRINCIPAL DEATH BENEFIT.)

     |_|  I/We hereby elect the Account Value Death Benefit.

     |_|  I/We hereby elect the Guarantee of Principal Death Benefit(1).

     |_|  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit(2).

     |_| I/We hereby elect the Estate Enhancement Benefit(3) rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     LIVING BENEFITS

     One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

     If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the LINCOLN SMARTSECURITY(R) Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

     |_|  I/We elect the manual reset of Income Base or Guaranteed Amount.

     LINCOLN SMARTSECURITY(R) ADVANTAGE

     |_|  I/We hereby elect the 5-year Elective Step-up(4). (manual reset only)

     |_|  I/We hereby elect the 1-year Automatic Step-up(4). (Single Life)

     |_| I/We hereby elect the 1-year Automatic Step-up(4). (Joint Life must be spouse as joint owner or 100% primary beneficiary)

     4LATER(SM) ADVANTAGE

     |_|  I/We hereby elect the 4LATER(SM) Advantage(5).

     (1) The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and Pensions.

     (2) The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

     (3) The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

     (4) If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.

     (5) If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

7    AUTOMATIC WITHDRAWALS $10,000 MINIMUM ACCOUNT BALANCE IS REQUIRED.

     NOTE: WITHDRAWALS EXCEEDING 15% OF PREMIUM PAYMENT PER YEAR MAY BE SUBJECT
           TO CONTINGENT DEFERRED SALES CHARGES. HOWEVER, IF ELECTING LINCOLN SMARTSECURITY(R) ADVANTAGE - 5-YEAR ELECTIVE STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM IS 7% WITHOUT THE POTENTIAL FOR A GREATER REDUCTION IN THE GUARANTEED AMOUNT AND IF ELECTING LINCOLN SMARTSECURITY(R) ADVANTAGE 1-YEAR AUTOMATIC STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM IS 5% WITHOUT THE POTENTIAL FOR A GREATER REDUCTION IN THE GUARANTEED AMOUNT. WITHDRAWAL MINIMUMS: $50 PER DISTRIBUTION/$300 ANNUALLY.

|_| Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
    OR   |_| An amount of $_________________.

Payment frequency: |_| Monthly |_| Quarterly |_| Semi-annually |_| Annually (If frequency is not marked it will be set for Annually)

Date of withdrawal: |_| 5th |_| 10th |_| 20th (If date is not marked it will be set for the 20th.)

NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT
      A RATE OF 10%. ADDITIONAL STATE TAX WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

ELECT ONE: |_| Do withhold taxes Amount to be withheld ________ (must be at least 10%)
           |_| Do not withhold taxes

ELECT ONE: |_| Direct deposit |_| Checking (ATTACH A "VOIDED" CHECK) |_| Savings (ATTACH A DEPOSIT SLIP)

               I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing
               House Association (NACHA).

               _____________________________________________________________________________________________________________________
               Bank name                                                        Bank telephone number


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
8    AUTOMATIC BANK DRAFT

     ________________________________________________________________________   _______________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     __________________________________________________________________________________________________________________________
     Bank name                                                                                Bank telephone number

     $ _______________________   Automatic bank draft start date: _________________________________________________________
       Monthly amount                                                     Month               Day (1/28)               Year

     |_|  Checking (ATTACH A VOIDED CHECK)   OR   |_| Savings (ATTACH A DEPOSIT SLIP)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

9    TELEPHONE/INTERNET AUTHORIZATION (CHECK BOX IF THIS OPTION IS DESIRED.)

     |_| I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   REPLACEMENT

     Does the applicant have any existing life policies or annuity contracts?                         |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?                       |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _______________________________________________________________________________________________________________________________
     Company name

     ________________________________________________________________________________________________________   ____________________
     Plan name                                                                                                  Year issued

     FRAUD WARNING

     RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

11   SIGNATURES

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
     I/We acknowledge receipt of a current prospectus and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN
     BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND
     NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

     ________________________________________________________________________________________________________   ____________________
     Signed at (city)                                        State                                              Date (mm/dd/yyyy)

     _____________________________________________________   ________________________________________________
     SIGNATURE OF CONTRACT OWNER                             JOINT CONTRACT OWNER (IF APPLICABLE)

     ________________________________________________________________________________________________________   ____________________
     Signed at (city)                                        State                                              Date (mm/dd/yyyy)

     ________________________________________________________________________________________________________
     SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)


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
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
     FINANCIAL ADVISER. Please type or print.

12   INSURANCE IN FORCE   WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?

     Does the applicant have any existing life policies or annuity contracts?                         |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?                       |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     ____________________________________________________________________________________________________ $_________________________
     Company name                                                             Year issued                  Amount

13   ADDITIONAL REMARKS

     ROA - My client owns a total of $_____________________ in ChoicePlus Contracts and mutual funds of the fund families in the contract.

     LOI - My client expects to contribute $____________________ to the ChoicePlus ANNUITY contract in the next 13 months.

     NOTE: Please INCLUDE THE DEPOSIT AMOUNT for the purchase of this contract in both the ROA and LOI figures indicated above.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

14   DEALER INFORMATION   LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
                          IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 13.

     |_| Standard

     _______________________________________________________________________________   _____________________________________________
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     _______________________________________________________________________________   _____________________________________________
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                City                               State                        ZIP

     |_| CHECK IF BROKER CHANGE OF ADDRESS         Rep code at firm ________________________________________________________________

15   REPRESENTATIVE'S SIGNATURE

     The representative hereby certifies he/she witnessed the signature(s) in
     Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance
     Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _______________________________________________________________________________________________________________________________
     Signature

                                  Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
LINCOLN
[ChoicePlus Assurance(SM) LOGO]   LINCOLN LIFE                BY EXPRESS MAIL: LINCOLN LIFE
VARIABLE ANNUITY                  P.O. Box 2348                                Attention: ChoicePlus Operations
                                  Fort Wayne, IN 46801-2348                    1300 South Clinton Street
                                                                               Fort Wayne, IN 46802

                                  If you have any questions regarding this application, call Lincoln Life at 800 826-6848.


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